SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 13, 2005
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


         Delaware                     0-23434                  11-2230715
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                       Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 13, 2005, Hirsch International Corp. announced its financial results for the third quarter ended October 29, 2005. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)   EXHIBITS

           99.1 Press Release Dated December 13, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HIRSCH INTERNATIONAL CORP.

                         By: /s/  Beverly Eichel
                             -------------------------------------------------
                                  Beverly Eichel
                                  Executive Vice President - Finance,
                                  Chief Financial Officer and Secretary

Dated:  December 14, 2005

                                  Exhibit 99.1

                 Hirsch Announces Continued Earnings Improvement

HAUPPAUGE, N.Y. - December 13, 2005 - Hirsch International Corp. (NASDAQ: HRSH) today announced its financial results for the third quarter and nine months ended October 29, 2005.

Net sales from continuing operations were $12.6 million for the quarter ended October 29, 2005, versus $11.9 million for last year's fiscal third quarter, representing a 5.9% increase of $0.7 million. For the nine months ended October 29, 2005, net sales increased $6.6 million or 20.7% from $31.9 million to $38.5 million. For the quarter ended October 29, 2005 period, gross profit increased $0.2 million to $4.1 million from $3.9 million and increased $1.8 million from $10.5 million to $12.3 for the nine months ended October 29, 2005. Selling, general and administrative expenses and overall operating expenses increased $0.2 million from $3.8 million to $4.0 million for the quarter ended October 29, 2005 and decreased $0.1 million to $11.9 million from $12.0 million for the nine months.

Income from continuing operations for the quarter ended October 29, 2005 improved by $300,000 to $243,000 from a loss of $57,000 for the previous year's fiscal third quarter. For the nine months ended October 29, 2005, income from continuing operations increased by $2.5 million to $829,000 from a loss of $1.6 million.

Net income for the quarter ended October 29, 2005 was $235,000 as compared to $508,000 for last year's fiscal third quarter. Included in last year's results was the gain on the sale of the company's previous subsidiary Hometown Threads of $943,000 and a loss on its discontinued operations of $374,000. Net income for the nine months ended October 29, 2005 was $829,000 which included a $147,000 charge for severance costs associated with the Company's previous reorganization. For the nine months ended October 30, 2004 net loss was $1.3 million which included a gain of $943,000 on the sale of Hometown Threads and a $567,000 loss on the discontinuation of that operation.

"We are very pleased with our performance in the quarter and year to date, which saw revenues continue to grow bringing our nine month sales growth to 21% over last year and an improvement in our nine month operating profit of $2.5 million," stated Paul Gallagher, President and CEO. "While the market continues to be extremely competitive, our performance has benefited by our continuing focus on providing customers with the finest products and highest levels of service and support available to the marketplace combined with our team's persistent efforts to reduce operating costs."

Mr. Gallagher continued, "Our merger with Sheridan Square Entertainment is progressing and is now expected to close towards the end of our fiscal 2007 first quarter. In late November, Sheridan acquired the assets of V2 North America, a subsidiary of Sir Richard Branson's V2 Music Group. The assets acquired include catalog albums of well known artists The White Stripes and Moby. Related to the acquisition, Sheridan entered into a global partnership with Branson's V2 International allowing for the cross licensing of product between the companies. V2 North America will continue to be managed by its CEO, Andrew Gershon. We are currently working with Sheridan management to revise the contents of the preliminary proxy we filed with the SEC in late September to reflect the changes as a result of this transaction. The proxy will be resubmitted to the SEC for review as soon as this process is completed."

Hirsch International is the leading single source provider of Tajima embroidery systems marketing under the name Tajima Sales & Support by Hirsch. For more information on Hirsch products and services, call Hirsch International Corp. at
1.800.394.4426 or visit the website at www.Tajima-Hirsch.com.

Certain statements and information included in this press release constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements express our intentions, strategies, or predictions for the future. These forward looking statements involve unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Hirsch to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These factors include, without limitation, ongoing competition from other distributors and manufacturers of embroidery equipment, fluctuations in currency, the effectiveness of new advertising and promotion strategies, availability of adequate supplies of inventory, the ability to attract and maintain employees, legal and regulatory matters, potential new business opportunities, the Company's ability to have a competitive position in the embroidery machine market, volatility in sales, fluctuations in working capital and general economic conditions. A further discussion of factors that could affect Hirsch's results is included in reports filed with the Securities and Exchange Commission, including Hirsch's Annual Report on Form 10-K for the year ended January 29, 2005.

Contact:
Paul Gallagher
President and Chief Executive Officer
Hirsch International Corp.
631.701.2211

Beverly Eichel
Chief Financial Officer
Hirsch International Corp.
631.701.2169

                   HIRSCH INTERNATIONAL CORP. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                                        October 29,              January 29,
                                                                   ----------------------    --------------------
                                                                           2005                     2005
                                                                           ----                     ----
  ASSETS                                                                (unaudited)

        Cash and cash equivalents (includes restricted cash)               $ 10,044                  $12,048

        Accounts receivable, net                                              4,478                    4,914

        Inventories, net                                                      4,318                    5,776

        Other current assets                                                    304                      393

        Assets of discontinued operations held for sale                         434                      831

        Property, plant and equipment, net                                    1,616                    1,949

        Other assets                                                          2,124                      715
                                                                   ----------------------    --------------------

     TOTAL ASSETS                                                           $23,318                  $26,626
                                                                   ======================    ====================


  LIABILITIES AND STOCKHOLDERS' EQUITY

  LIABILITIES

        Accounts payable and accrued expenses                               $ 4,872                   $8,346

        Customer deposits and other                                             349                      585

        Liabilities of discontinued operations                                1,259                    1,495

        Capital lease obligation                                              1,310                    1,418

        Deferred gain on sale of building                                       638                      727
                                                                   ----------------------    --------------------

        TOTAL LIABILITIES                                                     8,428                   12,571

        TOTAL STOCKHOLDERS' EQUITY                                           14,890                   14,055
                                                                   ----------------------    --------------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $23,318                  $26,626
                                                                   ======================    ====================

                   HIRSCH INTERNATIONAL CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (All amounts in thousands, except per share data)
                                   (unaudited)

                                                                  Three Months Ended                   Nine Months Ended
                                                             October 29,     October 30,         October 29,         October 30,
                                                                2005             2004               2005                2004
                                                            --------------  ----------------    --------------  -----------------

NET SALES                                                      $ 12,626         $ 11,867           $ 38,515           $31,871

COST OF SALES                                                     8,537            7,986             26,215            21,342
                                                            --------------  ----------------    --------------  -----------------

GROSS PROFIT                                                      4,089            3,881             12,300            10,529

OPERATING EXPENSES
           Selling, general and administrative expenses           3,965            3,802             11,774             12,013
           Severance costs                                            -                -                147                  -
                                                            --------------  ----------------    --------------  -----------------
                   Total operating expenses                       3,965            3,802             11,921             12,013
                                                            --------------  ----------------    --------------  -----------------

OPERATING INCOME (LOSS)                                             124               79                379            (1,484)
                                                            --------------  ----------------    --------------  -----------------


OTHER  EXPENSE (INCOME)                                           (119)              136              (487)                122
                                                            --------------  -----------------   --------------  ----------------

INCOME/(LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAX PROVISION AND
DISCONTINUED OPERATIONS

                                                                    243              (57)                866           (1,606)

INCOME TAX PROVISION                                                  8                 4                 37                20
                                                            --------------  -----------------   --------------  ----------------

INCOME/(LOSS) FROM CONTINUING OPERATIONS                            235              (61)                829           (1,626)

GAIN ON SALE OF HOMETOWN THREADS                                      -               943                  -               943

LOSS FROM DISCONTINUED OPERATIONS                                     -             (374)                  -             (567)
                                                            --------------  ----------------    --------------  -----------------

NET INCOME (LOSS)                                                 $ 235              $508                   $829           $(1,250)
                                                            ==============  ================    ==============  =================
           Basic and diluted

EARNINGS (LOSS) PER SHARE:

  BASIC
           Income (loss) from continuing operations               $0.03           ($0.01)             $0.10            ($0.20)
           Gain on sale of Hometown Threads                           -            $0.11                  -              $0.11
           Loss from discontinued operations                          -           ($0.04)                 -            ($0.06)
                                                            --------------  ----------------    --------------  -----------------
NET INCOME (LOSS) PER SHARE                                       $0.03            $0.06              $0.10            ($0.15)
                                                            ==============  ================    ==============  =================

  DILUTED
           Income (loss) from continuing operations               $0.02           ($0.01)             $0.09            ($0.20)
           Gain on sale of Hometown Threads                           -            $0.11                  -              $0.11
           Loss from discontinued operations                          -           ($0.04)                 -            ($0.06)
                                                            --------------  ----------------    --------------  -----------------
NET INCOME (LOSS) PER SHARE                                       $0.02             $0.06             $0.09            ($0.15)
                                                            ==============  ================    ==============  =================

WEIGHTED AVERAGE NUMBER OF SHARES IN THE
CALCULATION OF INCOME (LOSS) PER SHARE
           Basic                                                  8,464             8,349             8,458             8,342
           Diluted                                                9,510             8,349             9,505             8,342